Form N-SAR
Item 77 I
Terms of New or Amended Securities
The RBB Fund, Inc.


The Company incorporates herein by reference Articles
Supplementary of Registrant for Class WWWW and XXXX shares of the Perimeter Small Cap Growth Fund: Investor Class and
Class I, respectively, filed as exhibit (a)(56) to the Registrant's Post-Effective Amendment No. 129 filed electronically with the SEC on July 2, 2009. (Accession No.
0001193125-09-143793).